UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 17, 2007

Electronics For Imaging, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-18805	94-3086355
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

303 Velocity Way

Foster City, California 94404

(Address of Principal Executive Offices)

(650) 357-3500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 17, 2007, the Nasdaq Listing Qualifications Panel (the “Panel”) notified Electronics for Imaging, Inc. (“EFI”) that the Panel has granted EFI’s request for continued listing on The Nasdaq Stock Market, subject to the following conditions: (1) on May 14, 2007, EFI must submit additional information to Nasdaq regarding the results of EFI’s internal review of its historical equity award practices and related accounting; (2) on or before May 14, 2007, EFI must file with the Securities and Exchange Commission its Quarterly Report on Form 10-Q for the quarter ended September 30, 2006 and all necessary restatements of its prior financial statements; and (3) on or before July 16, 2007, EFI must file with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended December 31, 2006.

As previously disclosed in EFI’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 9, 2007, EFI notified the Panel that because the Special Committee investigation of EFI’s historical stock option granting practices is not yet complete, EFI would not satisfy the conditions of continued listing set by the Panel. Specifically, the Company informed the Panel that it would be unable to (1) respond to the Panel’s questions concerning the results of the Special Committee’s investigation by April 13, 2007 or (2) file its Quarterly Report on Form 10-Q for the quarter ended September 30, 2006 and all necessary restatements of its prior financial statements by May 8, 2007. EFI also notified the Panel that EFI would be unable to file its Annual Report on Form 10-K for the year ended December 31, 2006 by May 8, 2007, as required by the plan of compliance presented by EFI to the Panel.

In granting the extension, the Panel noted that the delays EFI has encountered are not unique among companies dealing with stock options restatements, and that the Panel was willing to grant a further extension to the full extent of its discretionary authority, which will allow the Nasdaq Listing and Hearings Review Council time to consider whether to call the matter for review. The Panel further noted that the May 14, 2007 and July 16, 2007 deadlines represent the full extent of the Panel’s authority to grant exceptions with respect to EFI’s late filings and that, should EFI be unable to meet the revised filing deadlines established by the Panel, the Panel will issue a final determination to delist EFI’s securities and, unless the Nasdaq Listing and Hearings Review Council issues a stay, will suspend trading of EFI’s securities on The Nasdaq Stock Market.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: April 23, 2007	ELECTRONICS FOR IMAGING, INC.

	By:	/s/ John Ritchie
	Name:	John Ritchie
	Title:	Chief Financial Officer